As filed with the Securities and Exchange Commission on June 27, 2000
                                                    Registration No. 333-38230
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                           COLUMBIA LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                            59-2758596
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                          Identification Number)

                      2875 NORTHEAST 191 STREET, SUITE 400
                             AVENTURA, FLORIDA 33180
                                 (305) 933-6089
    (Address, including ZIP code, and telephone number, including area code, of registrant's principal executive offices)

                                DAVID L. WEINBERG
                             CHIEF FINANCIAL OFFICER
                           COLUMBIA LABORATORIES, INC.
                      2875 NORTHEAST 191 STREET, SUITE 400
                             AVENTURA, FLORIDA 33180
                                 (305) 933-6089
            (Name, address, including ZIP code, and telephone number,
                 including area code, of agent for service)

                                      Copy
                                       to:
                             STEPHEN M. BESEN, ESQ.
                           WEIL, GOTSHAL & MANGES LLP
                                767 FIFTH AVENUE
                            NEW YORK, NEW YORK 10153
                                 (212) 310-8000

           APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective.

           If the securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

           If the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [X]

           If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check this following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

           If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

           If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

           THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.


NY2:\925196\01\JTVW01!.DOC\37965.0012

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Aventura, Florida, on this 27th day of June, 2000.


                                          COLUMBIA LABORATORIES, INC.

                                          By: /s/ David L. Weinberg
                                              ---------------------------------
                                              David L. Weinberg
                                              Chief Financial Officer


           Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                                                Title                                                      Date
---------                                                -----                                                      ----
        *                                                Chairman of the Board of Directors and Chief          June 27, 2000
---------------------------------------------------      Executive Officer
        William J. Bologna                               (Principal Executive Officer)


        *                                                Vice Chairman of the Board of Directors and           June 27, 2000
---------------------------------------------------      President
        James J. Apostolakis


        *                                                Vice President-Finance and Administration,            June 27, 2000
---------------------------------------------------      Chief Financial Officer, Treasurer and
        David L. Weinberg                                Secretary (Principal Financial and Accounting
                                                         Officer)

        *                                                Vice President-Pharmaceutical Development and         June 27, 2000
---------------------------------------------------      Director
        Dominique de Ziegler


        *                                                Director                                              June 27, 2000
---------------------------------------------------
        Jean Carvais


        *                                                Director                                              June 27, 2000
---------------------------------------------------
        Norman M. Meier


        *                                                Director                                              June 27, 2000
---------------------------------------------------
        Denis M. O'Donnell


        *                                                Director                                              June 27, 2000
---------------------------------------------------
        Selwyn P. Oskowitz


        *                                                Director                                              June 27, 2000
---------------------------------------------------
        Robert C. Strauss

           *By: /s/ David L. Weinberg
                ----------------------------------
                David L. Weinberg
                Attorney-in-Fact

                                  EXHIBIT INDEX


Exhibit No.                              Description
-----------                              -----------

3.1            Restated Certificate of Incorporation, as amended (filed as
               Exhibit 3.1 to Columbia's Registration Statement on Form S-18 (File No. 33-22062).*

3.2 Certificate of Amendment of Restated Certificate of Incorporation, as filed with the Delaware Secretary of State on May 31, 2000.***

3.3 Amended and Restated By-Laws (filed as Exhibit 3.2 to Columbia's Annual Report on Form 10-K for the year ended December 31, 1998 (the "1998-10-K")).*

4.1 Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Columbia, dated as of August 8, 1989 (filed as Exhibit (i) to Columbia's Current Report on Form 8-K dated August 14, 1989).*

4.2 Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of Columbia, dated as of August 12, 1991 (filed as Exhibit 4.4 to Columbia's Current Report on Form 8-K dated August 22, 1991).*

4.3 Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of Columbia, dated as of January 7, 1999 (filed as Exhibit 4.1 to the 1998-10-K).*

4.4 Securities Purchase Agreement, dated as of January 7, 1999, between Columbia and each of the purchasers named on the signature pages thereto (filed as Exhibit 4.2 to the 1998 10-K).*

4.5 Securities Purchase Agreement, dated as of January 19, 1999, among Columbia, David M. Knott and Knott Partners, L.P. (filed as
               Exhibit 4.3 to the 1998 10-K).*

4.6 Securities Purchase Agreement, dated as of February 1, 1999, between Columbia and Windsor Partners, L.P. (filed as Exhibit 4.4 to the 1998 10-K).*

4.7 Registration Rights Agreement, dated as of January 7, 1999, between Columbia and each of the purchasers named on the signature pages thereto (filed as Exhibit 4.5 to the 1998 10-K).*

4.8 Form of Warrant to Purchase Common Stock, dated as of January 7, 1999 (filed as Exhibit 4.6 to the 1998 10-K).*

4.9 Warrant to Purchase Common Stock, dated as of September 23, 1999, issued to James J. Apostolakis (filed as Exhibit 4.7 to Columbia's Annual Report on Form 10-K for the year ended December 31, 1999 (the "1999-10-K)).*

4.10 Warrant Agreement, dated as of October 25, 1999, between Columbia and Ryan, Beck & Co., Inc. (filed as Exhibit 4.10 to Columbia's Registration Statement on Form S-3 (File No. 333-37976).*

4.11 Warrant Certificate, dated as of October 25, 1999, issued to Ryan Beck & Co., Inc. (filed as Exhibit 4.11 to Columbia's Registration Statement on Form S-3 (File No. 333-37976).*

4.12 Warrant Certificate, dated as of October 25, 1999, issued to Randy F. Rock (filed as Exhibit 4.12 to Columbia's Registration Statement on Form S-3 (File No. 333-37976).*

4.13 Warrant Certificate, dated as of October 25, 1999, issued to Michael J. Kollender (filed as Exhibit 4.13 to Columbia's Registration Statement on Form S-3 (File No. 333-37976).*

4.14 Warrant Certificate, dated as of October 25, 1999, issued to Sharon diStefano (filed as Exhibit 4.14 to Columbia's Registration Statement on Form S-3 (File No. 333-37976).*

4.15 Warrant Agreement, dated as of May 6, 2000, between Columbia and Ryan, Beck & Co., Inc. (filed as Exhibit 4.15 to Columbia's Registration Statement on Form S-3 (File No. 333-37976).*

4.16 Warrant Certificate, dated as of May 6, 2000, issued to Ryan Beck & Co., Inc. (filed as Exhibit 4.16 to Columbia's Registration Statement on Form S-3 (File No. 333-37976).*

4.17           Warrant Certificate, dated as of May 6, 2000, issued to Randy F.
               Rock (filed as Exhibit 4.17 to Columbia's Registration Statement on Form S-3 (File No. 333-37976).*

4.18           Warrant Certificate, dated as of May 6, 2000, issued to Michael
               J. Kollender (filed as Exhibit 4.18 to Columbia's Registration Statement on Form S-3 (File No. 333-37976).*

4.19 Warrant Certificate, dated as of May 6, 2000, issued to Sharon diStefano (filed as Exhibit 4.19 to Columbia's Registration Statement on Form S-3 (File No. 333-37976).*

4.20 Convertible Note Purchase Agreement, 7 1/8% Convertible Subordinated Note due March 15, 2005 and Registration Rights Agreement, each dated as of March 16, 1998, between the Company and SBC Warburg Dillon Read Inc. (filed as Exhibit 10.12 to Columbia's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998).*

5              Opinion of Weil, Gotshal & Manges LLP.**

10 Settlement Agreement and Release, dated as of March 16, 2000, between Columbia Laboratories (Bermuda) Ltd. and Lake Consumer Products, Inc. (filed as Exhibit 10.21 to the 1999 10-K).*

23.1           Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5).**

23.2           Consent of Arthur Andersen LLP.***

23.3           Consent of Goldstein Golub Kessler LLP.***

24 Power of Attorney (included on the signature page of this Registration Statement)***

--------------

           *         Incorporated by reference.
           **        Filed herewith.
           ***       Previously filed.